UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2011

____________________

DGT Holdings Corp.
(Exact name of registrant as specified in charter)

New York	0-03319	13-1784308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pine Aire Drive, Bay Shore, New York		11706
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (631) 231-6400

Del Global Technologies Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 6, 2011, the Company filed three amendments to its Certificate of Incorporation, as amended (the “Charter”) with the Secretary of State of New York that effected, as of January 6, 2011, (i) a reverse stock split at a ratio of one-for-50 (the “Reverse Stock Split”) such that shareholders owning of record fewer than 50 shares of common stock, par value $0.10 per share (the “Common Stock”) have had such shares cancelled and converted into the right to receive $0.78 (an amount based on the average closing price of the Common Stock for the ten trading days immediately prior to the effective date of the Reverse Stock Split for each share of Common Stock held of record prior to the Reverse Stock Split), (ii) immediately thereafter, a forward stock split at a ratio of four-for-one (the “Forward Stock Split” and together with the Reverse Stock Split, the “Reverse/Forward Stock Split”) such that all fractional shares remaining following the Forward Stock Split have been cancelled and converted into the right to receive $9.75 (an amount based on the average closing price of the Common Stock for the ten trading days immediately prior to the effective date of the Reverse/Forward Stock Split for each share of Common Stock held of record prior to the Reverse/Forward Stock Split), and (iii) a name change of the Company to DGT Holdings Corp.

Copies of the Charter amendments are filed herewith as Exhibit 3.01, 3.02 and 3.03 and are incorporated herein by reference.

Item 8.01	Other Events.

On January 10, 2011, the Company issued a press release announcing the filing of the Charter amendments, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibits

3.01	Certificate of Amendment to Certificate of Incorporation, as amended, to effect the Reverse Stock Split.

3.02	Certificate of Amendment to Certificate of Incorporation, as amended, to effect the Forward Stock Split.

3.03	Certificate of Amendment to Certificate of Incorporation, as amended, to effect the name change.

99.1	Press Release dated January 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGT HOLDINGS CORP.
(Registrant)

Date: January 10, 2011	By:	/s/ Mark A. Zorko
Mark A. Zorko Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                Description

3.01	Certificate of Amendment to Certificate of Incorporation, as amended, to effect the Reverse Stock Split

3.02	Certificate of Amendment to Certificate of Incorporation, as amended, to effect the Forward Stock Split

3.03	Certificate of Amendment to Certificate of Incorporation, as amended, to effect the name change

99.1	Press Release dated January 10, 2011.